                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2001

                                 DrugMax, Inc.
                                 -------------
                      Formerly known as DrugMax.com, Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

                STATE OF NEVADA                                   1-15445                       34-1755390
                ---------------                                   -------                       ----------
  (State or other jurisdiction of incorporation)         (Commission File Number)      (IRS Employer Identification No.)

                          12505 Starkey Road, Suite A
                             Largo, Florida 33773
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (727) 533-0431


Item 5.   Other Events.
          ------------

     On September 6, 2001, DrugMax, Inc. (the "Company") issued a press release announcing its name change from DrugMax.com, Inc. to DrugMax, Inc. The name change, along with the re-election of seven Board of Directors' members, and an amendment to the Company's 1999 stock option plan to increase the number of shares of common stock available under the plan, was approved at the Company's annual meeting held September 5, 2001. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements of Business
               --------------------------------

               None.

          (b)  Pro Forma Financial Information.
               --------------------------------

               None.

          (c)  Exhibits.
               ---------

          Exhibit
          Number            Exhibit Description
          --------          -------------------

          99.1      Press Release, dated September 6, 2001.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DRUGMAX.COM, INC.



                                   By: /s/ William L. LaGamba
                                       ----------------------------------
                                   William L. LaGamba, President and
                                   Chief Operations Officer


Dated: September 6, 2001
      ------------------------
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                                 EXHIBIT INDEX


Exhibit
Number         Exhibit Description
------         -------------------

99.1           Press Release, dated September 6, 2001